                                                                      Exhibit 24

                                 POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints Beth Bernstein, signing singly, the undersigned's true and lawful attorney-in-fact to:

      1.  Execute for and on behalf of the undersigned, in the undersigned's capacity as equityholder of the below-referenced company (the
          "Company"), Schedules 13G and 13D and Forms 3, 4 and 5 in accordance with Sections 13 and 16(a) of the Securities Exchange Act of 1934 and
          the rules and regulations promulgated thereunder;

      2.  Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
          Schedules 13G or 13D or Form 3, 4 or 5, complete and execute any amendment or amendments thereto and timely file such form with the
          United States Securities and Exchange Commission, any national quotation system, national securities exchange, stock exchange or similar authority; and

      3.  Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
          fact's discretion.

          The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or evocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13G and 13D and Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed in relation to its equity holdings in Addus Homecare Corporation as of this 9th day of February, 2018.

                                        EOS CAPITAL PARTNERS III, L.P.

                                        By:    ECP General III, L.P.
                                        Its:   General Partner

                                        By:    ECP III, LLC
                                        Its:   General Partner

                                        By:    /s/ Steven M. Friedman
                                               -----------------------
                                        Name:  Steven M. Friedman
                                        Title: President

                                        ECP HELIOS PARTNERS III, L.P.

                                        By:    EOS Hyperion GP, LLC
                                        Its:   General Partner

                                        By:    /s/ Mark L. First
                                               -----------------------
                                        Name:  Mark L. First
                                        Title: Managing Director

                                        ECP GENERAL III, L.P.

                                        By:    ECP III, LLC
                                        Its:   General Partner

                                        By:    /s/ Steven M. Friedman
                                               -----------------------
                                        Name:  Steven M. Friedman
                                        Title: President

                                        EOS PARTNERS SBIC III, L.P.

                                        By:    EOS SBIC General III, L.L.C.
                                        Its:   General Partner

                                        By:    Eos Partners, L.P.
                                        Its:   Managing Member

                                        By:    Eos General, L.L.C.
                                        Its:   General Partner

                                        By:    /s/ Steven M. Friedman
                                               -----------------------
                                        Name:  Steven M. Friedman
                                        Title: Managing Member